Future Rents And Tenant Concentration	12 Months Ended
Apr. 30, 2015
Future Rents and Tenant Concentration [Abstract]
FUTURE RENTS AND TENANT CONCENTRATION

NOTE 7 – FUTURE RENTS AND TENANT CONCENTRATION

The Company’s revenue is derived from property leases with varied lease terms. The following table represents future minimum rents to be received under non-cancelable leases with terms of twelve months or more as of April 30, 2015:

Future Rents
2015	$88,236
2016	93,457
2017	11,172
Thereafter	-
$192,865

For the year ended April 30, 2015, two tenants represented approximately 17% and 14% of the Company’s revenue. For the year ended April 30, 2014, two tenants represented approximately 19% and 15% of the Company’s revenue.